                              COMPANY SUBSIDIARIES
                                     AS OF
                                   12/31/97


--------------------------------------------------------------------------------
ACTIVE ENTITIES:
--------------------------------------------------------------------------------
AIRPORT UTILITIES, INC.
--------------------------------------------------------------------------------
BHAC CANADA INC.
--------------------------------------------------------------------------------
BHMC CANADA INC.
--------------------------------------------------------------------------------
BRISTOL ACQUISITION BEVERAGE COMPANY
--------------------------------------------------------------------------------
BRISTOL CALIFORNIA COMPANY
--------------------------------------------------------------------------------
BRISTOL CHAT-LEM, INC.
--------------------------------------------------------------------------------
BRISTOL BOSTON GOVERNMENT CENTER, INC.
--------------------------------------------------------------------------------
BRISTOL HHCL COMPANY
--------------------------------------------------------------------------------
BRISTOL HOSPITALITY BEVERAGE COMPANY
--------------------------------------------------------------------------------
BRISTOL HOSPITALITY COMPANY
--------------------------------------------------------------------------------
BRISTOL HOSPITALITY HOLDING COMPANY
--------------------------------------------------------------------------------
BRISTOL HOTEL ASSET COMPANY
--------------------------------------------------------------------------------
BRISTOL HOTEL BEVERAGE COMPANY
--------------------------------------------------------------------------------
BRISTOL HOTEL COMPANY
--------------------------------------------------------------------------------
BRISTOL HOTEL MANAGEMENT CORPORATION
--------------------------------------------------------------------------------
BRISTOL HOTEL OPERATING COMPANY
--------------------------------------------------------------------------------
BRISTOL HOUSE CLUB
--------------------------------------------------------------------------------
BRISTOL HTS COMPANY
--------------------------------------------------------------------------------
BRISTOL IP COMPANY
--------------------------------------------------------------------------------
BRISTOL LODGING BEVERAGE COMPANY
--------------------------------------------------------------------------------
BRISTOL LODGING COMPANY
--------------------------------------------------------------------------------
BRISTOL LODGING HOLDING COMPANY
--------------------------------------------------------------------------------
BRISTOL MILPITAS, INC.
--------------------------------------------------------------------------------
BRISTOL PENNSYLVANIA COMPANY
--------------------------------------------------------------------------------
BRISTOL PHILADELPHIA, INC.
--------------------------------------------------------------------------------
BRISTOL PLANO CLUB
--------------------------------------------------------------------------------
BRISTOL SALT LAKE, INC.
--------------------------------------------------------------------------------
BRISTOL SLC MANAGEMENT COMPANY
--------------------------------------------------------------------------------
BRISTOL ST. LOUIS COMPANY
--------------------------------------------------------------------------------
BRISTOL THOMAS CIRCLE, INC.
--------------------------------------------------------------------------------
CAFE BARRITZ
--------------------------------------------------------------------------------
DOWNTOWN TRENTON CORPORATION
--------------------------------------------------------------------------------
ENDLEASE, INC.
--------------------------------------------------------------------------------
GLENJON, INC.
--------------------------------------------------------------------------------
HARVEY HOTEL DFW, INC.
--------------------------------------------------------------------------------
HARVEY HOTEL MANAGEMENT CORPORATION
--------------------------------------------------------------------------------
HARVEY HOTEL PURCHASING COMPANY
--------------------------------------------------------------------------------
HARVEY HOTELS FINANCING I, INC.
--------------------------------------------------------------------------------
HARVEY HOTELS FINANCING II, INC.
--------------------------------------------------------------------------------
HARVEY HOTELS GENPAR, INC.
--------------------------------------------------------------------------------
HARVEY HOTELS LIMPAR, INC.
--------------------------------------------------------------------------------
HARVEY'S BAR/REMINGTON'S
--------------------------------------------------------------------------------
HH LAND COMPANY GENPAR, INC.
--------------------------------------------------------------------------------

                            COMPANY SUBSIDIARIES
                                   AS OF
                                 12/31/97

--------------------------------------------------------------------------------
HOUSTON INNS SERVICE CO.
--------------------------------------------------------------------------------
HOWLETT ENTERPRISES, INC.
--------------------------------------------------------------------------------
LIMITED SERVICE INNS, INC. OF MISSISSIPPI
--------------------------------------------------------------------------------
MARSHALL MOTELS, INC.
--------------------------------------------------------------------------------
NATIONAL INNS, INC.
--------------------------------------------------------------------------------
PENROD CLUB
--------------------------------------------------------------------------------
PHILADELPHIA CENTER, INC.
--------------------------------------------------------------------------------
REDNOR, INC.
--------------------------------------------------------------------------------
SOLO'S
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INACTIVE COMPANIES:
--------------------------------------------------------------------------------
AUSTIN INNKEEPERS, INC.
--------------------------------------------------------------------------------
UNITED INNS, INC. OF TENNESSEE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ACTIVE PARTNERSHIPS AND JOINT VENTURES:
--------------------------------------------------------------------------------
CENTER CITY HOTEL ASSOCIATES
--------------------------------------------------------------------------------
HARVEY HOTEL COMPANY, LTD.
--------------------------------------------------------------------------------
HARVEY HOTELS INVESTMENTS I, LTD.
--------------------------------------------------------------------------------
HARVEY HOTELS INVESTMENTS II, LTD.
--------------------------------------------------------------------------------
HHHC GENPAR, L.P.
--------------------------------------------------------------------------------
HI CHAT-LEM/IOWA-NEW ORLEANS JOINT VENTURE
--------------------------------------------------------------------------------
HI/THOMAS CIRCLE VENTURE
--------------------------------------------------------------------------------
MILPITAS JOINT VENTURE
--------------------------------------------------------------------------------